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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                    ----------------------------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):
                                December 27, 2000


                              WESTERN WATER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                         0-18756                       33-0085833
(State or Other Jurisdiction             (Commission                   (IRS Employer
     of Incorporation)                   File Number)                Identification No.)


102 Washington Ave., Point Richmond, California                                    94801
(Address of Principal Executive Offices)                                      (Zip Code)


                                 (510) 234-7400
                         Registrant's Telephone Number,
                               Including Area Code


                                       N/A
           Former Name or Former Address, if Changed Since Last Report



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        Item 5.  Other Events.

               On December 27, 2000 the Company voluntarily purchased 2,456.5124 shares of its Series C Convertible Redeemable Preferred Stock at a purchase price of $180 per share for a total purchase consideration of $442,172. The stated value of such shares is $1,000 per share, or $2,456,512 for all shares purchased and cancelled in this transaction.

               Also on December 27, 2000 the Company purchased $408,888 in face value of its 9% Convertible Subordinated Debentures for $224,888, plus accrued interest.

               These purchases are consistent with the Company's previously stated purpose of restructuring its capitalization.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                             WESTERN WATER COMPANY


Date:  January 4, 2001                           By:   /s/ William T. Gochnauer
                                                      --------------------------
                                                         William T. Gochnauer
                                                         Chief Financial Officer